Fair Value Measurements (Inventergy Inc [Member])	9 Months Ended
Sep. 30, 2013
Inventergy Inc [Member]
Fair Value Measurements
4.        Fair Value Measurements

The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis at September 30, 2013:

	Fair Value	(Level 1)	(Level 2)	(Level 3)

Promissory notes payable derivative liability	$518,013	$-	$-	$518,013
Series A-1 preferred stock derivative liability	76,811	-	-	76,811

Total	$594,824	$-	$-	$594,824

As discussed in Note 5, the Company issued certain senior secured promissory notes (the “Notes”) which may be redeemed upon an event of default. Since the Notes were issued at a substantial discount and the event of default clause may require accelerated repayment, the Notes include an embedded derivative that is not clearly and closely related to the host contract. Accordingly, the Company bifurcated the embedded derivative from the host contract and recognized a derivative liability at fair value upon issuance of the Notes. The Company estimated the fair value of the derivative liability using a valuation model which included the weighted probability of the amount of redemption and the time until redemption occurs over the note term.

In May 2013, the Company sold Series A-1 redeemable convertible preferred stock which contained provisions for anti-dilution protection in the event that the Company issues common stock at a price below a price per share formula, as defined. At September 30, 2013, the threshold price was $1.00 per share. The anti-dilution protection requires the Company to issue the holders of Series A-1 shares of common stock or in the event of unavailable authorized shares of common stock, cash. The anti-dilution provision represents an embedded derivative as it is not clearly and closely related to the host contract. Accordingly, the Company bifurcated the embedded derivative from the host contract and recognized a derivative liability at fair value upon issuance of the Series A-1 redeemable convertible preferred stock. The Company estimated the fair value of the derivative liability using the Monte Carlo option pricing valuation model which included a probability weighted present value calculation.

The Company revalues the derivative liabilities at the end of each reporting period using the same models as at issuance, updated for new facts and circumstances, and recognizes the change in the fair value in the statements of operations as other income (expense). The following sets forth a summary of changes in fair value of the Company’s level 3 liabilities measured on a recurring basis for the nine months ended September 30, 2013 and for the period from January 12, 2012 (inception) to September 30, 2013:

	Promissory	Series A-1
	Notes Payable	Preferred Stock
	Derivative Liability	Derivative Liability

Balance at December 31, 2012	$-	$-

Fair value at issuance	582,903	548,465
Change in fair value	(64,890)	(471,654)

Balance at September 30, 2013	$518,013	$76,811